Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Jernigan Capital, Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Dean Jernigan, the Chairman and Chief Executive Officer of the Company, and I, Kelly P. Luttrell, the Senior Vice President, Chief Financial Officer and Treasurer of the Company, certify, to our knowledge, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	the Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 8, 2017	/s/ DEAN JERNIGAN
Dean Jernigan
Chairman of the Board and Chief Executive Officer

/s/ KELLY P. LUTTRELL
Kelly P. Luttrell
Senior Vice President, Chief Financial Officer, and Treasurer